Accrued Liabilities and Other Payables	12 Months Ended
Dec. 31, 2012
Accrued Liabilities and Other Payables
Accrued Liabilities and Other Payables

13.                Accrued Liabilities and Other Payables

The following is a summary of accrued liabilities and other payables as of December 31, 2011 and 2012 (in thousands):

	December 31,	December 31,
	2011	2012
	RMB	RMB
Customer deposits on Wangyibao accounts	267,372	382,029
Accrued fixed assets related payables	35,663	5,410
Marketing expenses	57,937	94,609
Royalty and consulting fee payments due to Blizzard	—	84,982
Server custody fees and telecommunication charges	27,136	31,694
RSU payables (see Note 2(n))	39,733	75,639
Option proceeds payable to employees	12,058	481
Professional fees	9,108	8,109
Accrued revenue sharing	10,014	11,463
Content cost	5,609	22,342
Others	33,490	47,715
	498,120	764,473